UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23135

Oppenheimer Macquarie Global Infrastructure Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  October 31

Date of reporting period:  4/30/2017

Item 1. Reports to Stockholders.

Class A Shares

CUMULATIVE TOTAL RETURNS AT 4/30/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P Global Infrastructure Index	MSCI World Index

6-Month	8.59%	2.34%	8.35%	12.12%

Since Inception (5/26/16)	9.64	3.33	11.69	14.20

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

From October 31, 2016 to April 30, 2017 (the “reporting period”), the Fund’s Class A shares (without sales charge) returned 8.59%. During a period marked by potentially loosening U.S energy regulations, continued central bank activity, and significant political events, the Fund outperformed the S&P Global Infrastructure Index (the “Index”), which returned 8.35%. Past performance is not a guide to future returns.

MARKET OVERVIEW

The world experienced a major unexpected event in early November, with the U.S. election delivering a victory to Donald J. Trump, the Republican candidate. Markets began to price in optimism on fiscal spending and potential for broad reforms as it became clear the Republican Party would control the Presidency, and have controlling majorities in the House and Senate. Investors were most positive on potential fiscal expansion, through both infrastructure spending and tax cuts for individuals and corporations.

Central banks slightly reduced monetary stimulus during December, though the moves were generally well telegraphed and were taken positively by markets. The most notable was the U.S. Federal Reserve (the “Fed”), who hiked rates (as widely expected) for the first time since December 2015. The accompanying statement was more hawkish than many expected, forecasting a pickup in growth and employment and one more rate hike for 2017 than they had previously indicated. The European Central Bank announced an extension to its purchase program at its meeting in early December, by 9 months instead of the expected 6, though the pace of purchases was dropped to €60bn/month (from €80bn).

Markets started 2017 on a positive note, with business and consumer sentiment hitting recent highs in the U.S. and inflation figures generally coming in above expectations. Economic data continued to show signs that the global slowdown evident in early 2016 is abating.

Donald Trump was sworn in as the new U.S. President at the end of January and promptly began pushing against long-held U.S. policies, including bans on immigration and improved regulatory environment for pipelines.

Markets generally traded on a positive note during February, as continued strength in U.S. and global economic indicators helped maintain expectations of a cyclical upswing in growth. Key business surveys on manufacturing and services were strong and beat expectations, indicating a strong outlook for growth in the short term.

3        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

European political issues remained near the surface and provided a bid to ‘safe haven’ assets. The French election, with the market focused on the possibility of a Le Pen presidential victory as the most significant outcome: this would be a negative for Euro-area stability as well as for business conditions in France. While it was viewed as unlikely, the success of populist causes in recent votes globally drove a bid for bonds and stress indicators in peripheral Europe rose.

As February drew to a close, the Fed became increasingly vocal about the possibility of a March rate hike. The Fed followed through on their comments and hiked its short-term rates in March for the third time since the financial crisis, marking an increase in the pace of rate moves.

Oil prices weakened over the month of March, breaking back down through $50 a barrel as U.S. supply continued to grow and OPEC’s production cuts looked less rigidly applied than hoped. The price moves were only moderate, especially compared to the sell-off witnessed through 2015 and early 2016.

By the end of March, a ‘chase for yield’ mentality began to return to markets, and both credit and government bond markets attracted buyers.

Market activity was relatively subdued in April, and trading levels remained in recent ranges. There were a couple of key developments, including slowing global momentum in key economic measures, balanced by more positive outcomes from French elections and the start of U.S. earnings season. Global equity markets ended the month modestly up, and government bonds ended near the top of their recent trading range (in price terms), with European markets outperforming as the political risk in that region retreated somewhat.

FUND REVIEW

The Fund invests in companies that own and/or operate infrastructure assets that provide essential services, have strong strategic positions, and are able to generate sustainable and growing cash flow streams for shareholders.

The Electric Utilities sector was the largest contributor versus the Index, led by Terna, Transmissora Alianca de Energi, and Enel. Terna performed well during the period as it reported better than expected earnings in the first calendar quarter of 2017. The company reported higher regulated returns than previously expected as a result of favourable interest rates in Italy. Management also signalled it would be increasing capital expenditures in an effort to grow its regulated asset base, which investors took positively.

4        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

The portfolio’s overweight to the Oil & Gas Storage & Transportation sector improved the portfolio’s return compared to the Index. The prospect of reform to U.S energy regulation proposed by President Trump bolstered investor confidence in this sector over the Period. Particular names that were strong during the period were Veresen, Cheniere Energy, and Magellan Midstream Partners LP. The portfolio was overweight these three names compared to the Index. Veresen was up after it was announced that it would be acquired by Pembina. Cheniere benefited from news that the Sabine Pass Liquefaction Train 3 will likely ship its first LNG export commissioning cargo in 1Q17. This is a positive signal that Train 3 remains on track for substantial completion in June 2017, joining Trains 1 and 2 which commenced operations in 2016. Magellan was up on improved the improved sentiment engendered by Trump and because it increased its distribution in January.

The Water Utilities sector was a detractor during the period, primarily because of the portfolio’s positioning in Sanepar, which fell on the back of regulatory uncertainty. Sanepar’s regulator opened consultations around water tariff increases in March. The outcome of managements’ negotiations with the regulator is uncertain, which weighed on the stock’s price. The portfolio’s other position in the Water sector, Pennon Group, ended the period positive.

A notable detractor was the Fund’s underweight to the Airports sector. The sector was up during the period causing the general underweight to hurt performance compared to the Index. Particular names that ended the period positively and the portfolio was underweight included, AENA and Sydney Airport. We believe short term momentum in the sector is strong and driving the share prices but long term valuation is stretched.

STRATEGY & OUTLOOK

While the overall pace of global growth remains reasonably robust, we think that structural factors (particularly demographics and debt levels) are beginning to have a drag on the economy. As a result, we remain quite skeptical that growth can accelerate much further, despite the boost to consumer and business sentiment we witnessed after the U.S. election. Overall, growth remains modest but positive, and has improved over the last year, and central banks remain quite supportive, and corporate earnings results

5        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

are showing more consistent signs of health. In this environment we remain confident in our portfolio’s positioning and believe quality and defensive assets that are underpinned by long-term, stable cash flows can continue to be attractive to investors around the world.

Brad Frishberg, CFA Portfolio Manager

Anthony Felton, CFA Portfolio Manager

Jonathon Ong, CFA Portfolio Manager

The Fund’s Portfolio Managers are employed by its Sub-Sub-Adviser, Macquarie Capital Investment Management LLC.

The opinions of the Portfolio Managers do not necessarily reflect the opinions of OppenheimerFunds.

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS
Enbridge, Inc.	5.4%
Transurban Group	4.9
Sempra Energy	4.6
Abertis Infraestructuras SA	4.5
NextEra Energy, Inc.	4.0
TransCanada Corp.	3.9
Cheniere Energy, Inc.	3.5
Kinder Morgan, Inc.	3.3
Groupe Eurotunnel SE	3.0
Enav SpA	2.9

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	38.9%
Canada	10.5
Australia	8.8
Spain	8.8
Italy	8.8
China	5.4
United Kingdom	3.7
France	3.0
Mexico	2.7
Brazil	2.4

Portfolio holdings and allocation are subject to change. Percentages are as of April 30, 2017, and are based on total market value of investments.

TOP TEN COMMON STOCK INDUSTRIES

Transportation Infrastructure	28.1%
Oil, Gas & Consumable Fuels	24.0
Electric Utilities	17.2
Multi-Utilities	10.9
Gas Utilities	4.3
Real Estate Investment Trusts (REITs)	3.8
Diversified Financial Services	1.9
Independent Power and Renewable Electricity Producers	1.7
Water Utilities	1.6
Road & Rail	0.7

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2017, and are based on net assets.

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Share Class Performance

CUMULATIVE TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/17

	Inception Date	6-Month	Since Inception
Class A (OQGAX)	5/26/16	8.59%	9.64%
Class C (OQGCX)	5/26/16	8.17	8.79
Class I (OQGIX)	5/26/16	8.76	9.92
Class R (OQGRX)	5/26/16	8.36	9.32
Class Y (OQGYX)	5/26/16	8.61	9.79

CUMULATIVE TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/17

	Inception Date	6-Month	Since Inception
Class A (OQGAX)	5/26/16	2.34%	3.33%
Class C (OQGCX)	5/26/16	7.17	7.79
Class I (OQGIX)	5/26/16	8.76	9.92
Class R (OQGRX)	5/26/16	8.36	9.32
Class Y (OQGYX)	5/26/16	8.61	9.79

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P Global Infrastructure Index and the MSCI World Index. The S&P Global Infrastructure Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. The MSCI World Index is designed to measure the equity market performance of developed markets. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

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The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During 6 Months Ended April 30, 2017
Class A	$1,000.00	$1,085.90	$7.00
Class C	1,000.00	1,081.70	11.05
Class I	1,000.00	1,087.60	5.19
Class R	1,000.00	1,083.60	8.45
Class Y	1,000.00	1,086.10	5.70

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.10	6.78
Class C	1,000.00	1,014.23	10.69
Class I	1,000.00	1,019.84	5.02
Class R	1,000.00	1,016.71	8.18
Class Y	1,000.00	1,019.34	5.52

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2017 are as follows:

Class	Expense Ratios
Class A	1.35%
Class C	2.13
Class I	1.00
Class R	1.63
Class Y	1.10

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

STATEMENT OF INVESTMENTS April 30, 2017 Unaudited

	Shares	Value

Common Stocks—94.2%

Energy—24.0%

Oil, Gas & Consumable Fuels—24.0%
Cheniere Energy, Inc.[1]	12,100	$548,735

Enbridge Energy Partners LP2	8,400	162,456

Enbridge, Inc.	20,576	852,855

Enterprise Products Partners LP2	11,100	303,252

Kinder Morgan, Inc.	25,600	528,128

Koninklijke Vopak NV	1,621	73,075

Magellan Midstream Partners LP2	3,500	260,050

TransCanada Corp.	13,352	619,941

Veresen, Inc.	17,100	190,787

Williams Cos., Inc. (The)	8,700	266,481

		3,805,760

Financials—5.7%

Diversified Financial Services—1.9%
China Merchants Port Holdings Co. Ltd.	102,000	291,472

Real Estate Investment Trusts (REITs)—3.8%
American Tower Corp.	1,800	226,692

Crown Castle International Corp.	4,000	378,400

		605,092

Industrials—28.8%

Road & Rail—0.7%
East Japan Railway Co.	1,200	107,268

Transportation Infrastructure—28.1%
Abertis Infraestructuras SA	40,485	712,170

Aena SA3	1,306	230,347

Atlantia SpA	10,991	278,777

Auckland International Airport Ltd.	4,094	19,407

COSCO SHIPPING Ports Ltd.	201,670	220,761

Enav SpA[1,3]	114,146	467,584

Flughafen Zuerich AG	1,491	328,318

	Shares	Value

Transportation Infrastructure (Continued)

Groupe Eurotunnel SE	43,018	$472,952

Hutchison Port Holdings Trust, Cl. U	554,900	224,937

OHL Mexico SAB de CV	144,800	177,834

Prumo Logistica SA1	45,582	129,678

Sydney Airport	79,451	409,846

Transurban Group	85,430	780,243

		4,452,854

Utilities—35.7%

Electric Utilities—17.2%
American Electric Power Co., Inc.	1,800	122,094

CLP Holdings Ltd.	15,000	158,171

Edison International	2,000	159,940

Enel SpA	57,795	274,546

Iberdrola SA	62,976	452,797

NextEra Energy, Inc.	4,800	641,088

PG&E Corp.	6,100	409,005

Terna Rete Elettrica Nazionale SpA	46,803	235,899

Transmissora Alianca de Energia Eletrica SA	19,500	141,364

Xcel Energy, Inc.	3,100	139,655

		2,734,559

Gas Utilities—4.3%
APA Group	31,422	215,452

ENN Energy Holdings Ltd.	14,000	75,839

Infraestructura Energetica Nova SAB de CV	53,400	249,452

Snam SpA	31,165	137,761

		678,504

Independent Power and Renewable Electricity Producers—1.7%
China Longyuan Power Group Corp. Ltd., Cl. H	134,000	103,031

Huadian Fuxin Energy Corp. Ltd., Cl. H	706,000	163,143

		266,174

Multi-Utilities—10.9%
Dominion Resources, Inc.	2,500	193,575

12        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

	Shares	Value

Multi-Utilities (Continued)

Innogy SE3	5,500	$202,201

National Grid plc	33,895	439,022

NiSource, Inc.	6,300	152,775

Sempra Energy	6,500	734,630

		1,722,203

Water Utilities—1.6%
Compania de Saneamento do Parana	32,800	106,231

Pennon Group plc	13,421	148,896

		255,127

Total Common Stocks
(Cost $13,890,975)		14,919,013

	Shares	Value

Investment Company—6.1%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.71%[4,5] (Cost $958,460)	958,460	$958,460

Total Investments, at Value (Cost $14,849,435)	100.3%	15,877,473

Net Other Assets (Liabilities)	(0.3)	(49,536)

Net Assets	100.0%	$15,827,937

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $900,132 or 5.69% of the Fund’s net assets at period end.

4. Rate shown is the 7-day yield at period end.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2016	Gross Additions	Gross Reductions	Shares April 30, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. E	544,518	3,461,276	3,047,334	958,460

	Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. E	$958,460	$1,396

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$6,185,417	38.9%
Canada	1,663,582	10.5
Australia	1,405,540	8.8
Spain	1,395,314	8.8
Italy	1,394,568	8.8
China	854,246	5.4
United Kingdom	587,918	3.7
France	472,952	3.0

13        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Mexico	$427,286	2.7%
Brazil	377,273	2.4
Switzerland	328,318	2.1
Singapore	224,937	1.4
Germany	202,201	1.3
Hong Kong	158,171	1.0
Japan	107,268	0.7
Netherlands	73,075	0.4
New Zealand	19,407	0.1

Total	$15,877,473	100.0%

See accompanying Notes to Financial Statements.

14        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2017 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $13,890,975)	$14,919,013
Affiliated companies (cost $958,460)	958,460

15,877,473

Cash	3,673

Receivables and other assets:
Shares of beneficial interest sold	71,257
Investments sold	49,133
Dividends	22,111
Other	55,620

Total assets	16,079,267

Liabilities
Payables and other liabilities:
Investments purchased	232,755
Distribution and service plan fees	3,037
Shareholder communications	1,186
Trustees’ compensation	43
Other	14,309

Total liabilities	251,330

Net Assets	$15,827,937

Composition of Net Assets
Par value of shares of beneficial interest	$1,476

Additional paid-in capital	14,848,261

Accumulated net investment income	11,285

Accumulated net realized loss on investments and foreign currency transactions	(60,808)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,027,723

Net Assets	$15,827,937

15        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $13,864,197 and 1,292,628 shares of beneficial interest outstanding)	$10.73 .
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$11.38

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,090,664 and 101,912 shares of beneficial interest outstanding)	$10.70

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,731 and 1,000 shares of beneficial interest outstanding)	$10.73

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $465,771 and 43,444 shares of beneficial interest outstanding)	$10.72

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $396,574 and 36,951 shares of beneficial interest outstanding)	$10.73

See accompanying Notes to Financial Statements.

16        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2017 Unaudited

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $15,423)	$173,440
Affiliated companies	1,396

Interest	97

Total investment income	174,933

Expenses
Management fees	56,533

Distribution and service plan fees:
Class A	1,897
Class C	3,282
Class R	469

Transfer and shareholder servicing agent fees:
Class A	12,650
Class C	725
Class I	2
Class R	212
Class Y	221

Shareholder communications:
Class A	476
Class C	600
Class R	193
Class Y	230

Legal, auditing and other professional fees	15,419

Registration fees	14,164

Custodian fees and expenses	744

Trustees’ compensation	100

Other	719

Total expenses	108,636
Less waivers and reimbursements of expenses	(21,180)

Net expenses	87,456

Net Investment Income	87,477

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	(65,347)
Foreign currency transactions	9,838

Net realized loss	(55,509)

Net change in unrealized appreciation/depreciation on:
Investment transactions	1,127,445
Translation of assets and liabilities denominated in foreign currencies	(9,949)

Net change in unrealized appreciation/depreciation	1,117,496

Net Increase in Net Assets Resulting from Operations	$1,149,464

See accompanying Notes to Financial Statements.

17        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2017 (Unaudited)	Period Ended October 31, 2016[1]

Operations
Net investment income	$ 87,477	$ 87,559

Net realized gain (loss)	(55,509)	72,407

Net change in unrealized appreciation/depreciation	1,117,496	(89,773)

Net increase in net assets resulting from operations	1,149,464	70,193

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(91,493)	(72,061)
Class C	(2,479)	(788)
Class I	(100)	(78)
Class R	(1,101)	(365)
Class Y	(1,893)	(1,396)

	(97,066)	(74,688)

Distributions from net realized gain:
Class A	(67,084)	—
Class C	(2,847)	—
Class I	(63)	—
Class R	(810)	—
Class Y	(1,299)	—

	(72,103)	—

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	2,359,847	10,557,323
Class C	709,477	309,720
Class R	363,850	74,116
Class Y	181,091	196,713

	3,614,265	11,137,872

Net Assets
Total increase	4,594,560	11,133,377

Beginning of period	11,233,377	100,000[2]

End of period (including accumulated net investment income of $11,285 and $20,874, respectively)	$ 15,827,937	$ 11,233,377

1. For the period from May 26, 2016 (commencement of operations) to October 31, 2016.

2. Reflects the value of the Manager’s seed money invested on March 4, 2016.

See accompanying Notes to Financial Statements.

18        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2017 (Unaudited)	Period Ended October 31, 2016[1]

Per Share Operating Data
Net asset value, beginning of period	$10.03	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.07	0.08
Net realized and unrealized gain	0.77	0.02

Total from investment operations	0.84	0.10

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.07)
Distributions from net realized gain	(0.06)	0.00

Total dividends and/or distributions to shareholders	(0.14)	(0.07)

Net asset value, end of period	$10.73	$10.03

Total Return, at Net Asset Value[3]	8.59%	0.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,864	$10,628

Average net assets (in thousands)	$11,623	$10,540

Ratios to average net assets:[4]
Net investment income	1.42%	1.87%
Total expenses[5]	1.65%	1.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.35%	1.32%

Portfolio turnover rate	35%	125%

1. For the period from May 26, 2016 (commencement of operations) to October 31, 2016.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	1.65%
Period Ended October 31, 2016	1.86%

See accompanying Notes to Financial Statements.

19        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended April 30, 2017 (Unaudited)	Period Ended October 31, 2016[1]

Per Share Operating Data
Net asset value, beginning of period	$10.01	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.03	0.03
Net realized and unrealized gain	0.77	0.03

Total from investment operations	0.80	0.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.05)
Distributions from net realized gain	(0.06)	0.00

Total dividends and/or distributions to shareholders	(0.11)	(0.05)

Net asset value, end of period	$10.70	$10.01

Total Return, at Net Asset Value[3]	8.17%	0.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,091	$312

Average net assets (in thousands)	$671	$142

Ratios to average net assets:[4]
Net investment income	0.66%	0.74%
Total expenses[5]	2.79%	2.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.13%	2.11%

Portfolio turnover rate	35%	125%

1. For the period from May 26, 2016 (commencement of operations) to October 31, 2016.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	2.79%
Period Ended October 31, 2016	2.81%

See accompanying Notes to Financial Statements.

20        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Class I	Six Months Ended April 30, 2017 (Unaudited)	Period Ended October 31, 2016[1]

Per Share Operating Data
Net asset value, beginning of period	$10.03	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.09	0.10
Net realized and unrealized gain	0.77	0.01

Total from investment operations	0.86	0.11

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.08)
Distributions from net realized gain	(0.06)	0.00

Total dividends and/or distributions to shareholders	(0.16)	(0.08)

Net asset value, end of period	$10.73	$10.03

Total Return, at Net Asset Value[3]	8.76%	1.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11	$10

Average net assets (in thousands)	$10	$10

Ratios to average net assets:[4]
Net investment income	1.77%	2.19%
Total expenses[5]	1.39%	1.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	0.99%

Portfolio turnover rate	35%	125%

1. For the period from May 26, 2016 (commencement of operations) to October 31, 2016.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	1.39%
Period Ended October 31, 2016	1.55%

See accompanying Notes to Financial Statements.

21        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended April 30, 2017 (Unaudited)	Period Ended October 31, 2016[1]

Per Share Operating Data
Net asset value, beginning of period	$10.03	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.06	0.04
Net realized and unrealized gain	0.76	0.05

Total from investment operations	0.82	0.09

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.06)
Distributions from net realized gain	(0.06)	0.00

Total dividends and/or distributions to shareholders	(0.13)	(0.06)

Net asset value, end of period	$10.72	$10.03

Total Return, at Net Asset Value[3]	8.36%	0.88%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$466	$81

Average net assets (in thousands)	$197	$48

Ratios to average net assets:[4]
Net investment income	1.24%	0.95%
Total expenses[5]	2.32%	2.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.63%	1.63%

Portfolio turnover rate	35%	125%

1. For the period from May 26, 2016 (commencement of operations) to October 31, 2016.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	2.32%
Period Ended October 31, 2016	2.27%

See accompanying Notes to Financial Statements.

22        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Class Y	Six Months Ended April 30, 2017 (Unaudited)	Period Ended October 31, 2016[1]

Per Share Operating Data
Net asset value, beginning of period	$10.04	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.09	0.08
Net realized and unrealized gain	0.76	0.03

Total from investment operations	0.85	0.11

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.07)
Distributions from net realized gain	(0.06)	0.00

Total dividends and/or distributions to shareholders	(0.16)	(0.07)

Net asset value, end of period	$10.73	$10.04

Total Return, at Net Asset Value[3]	8.61%	1.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$396	$202

Average net assets (in thousands)	$204	$142

Ratios to average net assets:[4]
Net investment income	1.82%	1.76%
Total expenses[5]	1.85%	1.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%	1.09%

Portfolio turnover rate	35%	125%

1. For the period from May 26, 2016 (commencement of operations) to October 31, 2016.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	1.85%
Period Ended October 31, 2016	1.81%

See accompanying Notes to Financial Statements.

23        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS April 30, 2017 Unaudited

1. Organization

Oppenheimer Macquarie Global Infrastructure Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Macquarie Capital Investment Management LLC (the “Sub-Sub-Adviser”). The Fund commenced operations on May 26, 2016.

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

    Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

24        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

2. Significant Accounting Policies (Continued)

    For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

    Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

    The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

25        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate increased to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

    During the fiscal year ended October 31, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

    At period end, it is estimated that the capital loss carryforwards would be $55,509, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net

26        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

2. Significant Accounting Policies (Continued)

realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$14,866,992

Gross unrealized appreciation	$1,235,036
Gross unrealized depreciation	(224,870)

Net unrealized appreciation	$1,010,166

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review,

27        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

    Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing

28        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

3. Securities Valuation (Continued)

securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are measured using net asset value and are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Energy	$3,732,685	$73,075	$—	$3,805,760
Financials	605,092	291,472	—	896,564
Industrials	—	4,560,122	—	4,560,122
Utilities	2,690,523	2,966,044	—	5,656,567
Investment Company	958,460	—	—	958,460

Total Assets	$7,986,760	$7,890,713	$—	$15,877,473

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

29        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out of Level 2*

Assets Table
Investments, at Value:
Common Stocks
Utilities	$48,756	$(179,415)	$179,415	$(48,756)

Total Assets	$48,756	$(179,415)	$179,415	$(48,756)

* Transfers from Level 2 to Level 1 are a result of the availability of quoted prices from an active market which were not available and have become available.

**Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net

30        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

4. Investments and Risks (Continued)

asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”) which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

31        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

    The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 68% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

32        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

6. Shares of Beneficial Interest (Continued)

	Six Months Ended April 30, 2017		Period Ended October 31, 2016[1,2]
	Shares	Amount	Shares	Amount

Class A
Sold	273,193	$2,766,144	1,053,780	$10,557,140
Dividends and/or distributions reinvested	1,250	12,371	335	3,460
Redeemed	(41,607)	(418,668)	(323)	(3,277)

Net increase	232,836	$2,359,847	1,053,792	$10,557,323

Class C
Sold	74,092	$744,684	30,507	$312,862
Dividends and/or distributions reinvested	535	5,206	72	739
Redeemed	(3,914)	(40,413)	(380)	(3,881)

Net increase	70,713	$709,477	30,199	$309,720

Class I
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	—	$—	—	$—

Class R
Sold	36,883	$379,496	8,122	$84,534
Dividends and/or distributions reinvested	180	1,775	30	305
Redeemed	(1,712)	(17,421)	(1,059)	(10,723)

Net increase	35,351	$363,850	7,093	$74,116

Class Y
Sold	30,432	$314,684	19,518	$200,895
Dividends and/or distributions reinvested	306	2,996	127	1,309
Redeemed	(13,900)	(136,589)	(532)	(5,491)

Net increase	16,838	$181,091	19,113	$196,713

1. For the period from May 26, 2016 (commencement of operations) to October 31, 2016.

2.The Fund sold 6,000 shares of Class A at a value of $60,000 and 1,000 shares of Class C, Class I, Class R and Class Y at a value of $10,000, respectively, to the Manager upon seeding of the Fund on March 4, 2016. These amounts are not reflected in the table above.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$8,217,451	$4,544,185

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager

33        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.90%
Next $500 million	0.85
Next $4 billion	0.80
Over $5 billion	0.75

The Fund’s effective management fee for the reporting period was 0.90% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Adviser under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the

34        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

8. Fees and Other Transactions with Affiliates (Continued)

Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

35        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

		Class A	Class C	Class R
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor

April 30, 2017	$7,641	$—	$—	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the “Total expenses” for all share classes so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, as a percentage of average annual net assets, will not exceed the following annual rates: 1.35% for Class A shares, 2.15% for Class C shares, 1.00% for Class I shares, 1.65% for Class R shares and 1.10% for Class Y shares, as calculated on the daily net assets of the Fund. The expense limitations do not include unusual and infrequent expenses, interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$16,661
Class C	2,147
Class I	19
Class R	661
Class Y	750

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

    Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$604
Class C	39
Class R	12
Class Y	10

This fee waiver and/or reimbursement may be terminated at any time.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $277 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

36        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

37        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Macquarie Global Infrastructure Fund	12/13/16	24.0%	33.7%	42.3%

38        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Sub-Sub-Adviser	Macquarie Capital Investment Management LLC

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

39        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

40        OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677
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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1985.001.0417 June 23, 2017

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Macquarie Global Infrastructure Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/16/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/16/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	6/16/2017